UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FIRST US BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIRST US BANCSHARES, INC.

3291 U.S. Highway 280

Birmingham, Alabama 35243

(205) 582-1200

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, APRIL 30, 2020 AT 10:00 A.M. CENTRAL TIME

The following Notice of Change of Location relates to the Proxy Statement of First US Bancshares, Inc. (the “Company”), dated March 26, 2020, furnished to shareholders of the Company as of March 11, 2020, the record date, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, April 30, 2020 at 10:00 a.m. Central Time. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 13, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2020

AT 10:00 A.M. CENTRAL TIME

To Our Shareholders:

In order to mitigate potential risks to the health and safety of our shareholders, employees, community and other stakeholders during the ongoing coronavirus (COVID-19) pandemic, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of First US Bancshares, Inc. (the “Company”) has been changed. The Company will hold the Annual Meeting on Thursday, April 30, 2020, at 10:00 a.m. Central Time, in a virtual meeting format only, via live audio webcast, in order to provide a consistent and convenient experience to shareholders, regardless of location. You will not be able to attend the Annual Meeting physically in person.

The Company has determined that the virtual meeting format is appropriate this year in light of the coronavirus pandemic but, at this time, does not intend to adopt a virtual format for future annual meetings.

Attending the Virtual Meeting

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on March 11, 2020, the record date, or if you hold a legal proxy for the meeting provided by your bank, broker or nominee.

To be admitted to the Annual Meeting, visit the virtual meeting website located at www.meetingcenter.io/231723047. The password for the meeting is FUSB2020. Attendees can join the Annual Meeting as a “shareholder” or as a “guest.” Only attendees joining as shareholders will be able to vote and ask questions during the Annual Meeting.

In order to participate in the meeting as a shareholder and not as a guest, you must enter, in addition to the password above, the 15-digit control number found on your proxy card, voting instruction form or notice that you previously received. It is important that you retain your control number until the day of the Annual Meeting in order to gain access as a shareholder. If you hold your shares through an intermediary, such as a bank or broker, and do not have a control number, you must register in advance to attend the Annual Meeting as a shareholder. To register to attend the Annual Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and e-mail address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Monday, April 27, 2020. You will receive a confirmation of your registration by e-mail after Computershare receives your registration materials. Requests for registration should be directed to Computershare at the following:

By e-mail: Forward the e-mail from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare, First US Bancshares, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

Shareholders may participate in and vote during the Annual Meeting by following the instructions available during the Annual Meeting on the virtual meeting website located at www.meetingcenter.io/231723047.

A replay of the Annual Meeting will be available on the virtual meeting website until July 31, 2020.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Asking Questions

The Company intends the virtual meeting format to approximate an in-person experience for our shareholders. You may ask questions at the Annual Meeting in accordance with the Rules of Conduct that will be made available during the Annual Meeting on the virtual meeting website located at www.meetingcenter.io/231723047. Our administrator will review all questions submitted during the Annual Meeting, and we intend to answer pertinent questions submitted during the Annual Meeting, as time permits.

Technical Support

Please visit the virtual meeting website located at www.meetingcenter.io/231723047 in advance of the Annual Meeting to ensure accessibility. Technical support, including related technical support phone numbers, in connection with the virtual meeting platform will be available at https://support.vevent.com/ beginning at 9:00 a.m. Central Time on April 30, 2020 through the conclusion of the Annual Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong Internet connection wherever you intend to participate in the Annual Meeting, and you should allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

Shareholder List

A complete list of the shareholders of the Company as of March 11, 2020, the record date, will be available during the Annual Meeting on the virtual meeting website located at www.meetingcenter.io/231723047. The shareholder list is available and open for examination by shareholders of the Company through the Annual Meeting. In light of current stay-at-home and similar orders resulting from the ongoing coronavirus (COVID-19) pandemic, you may send a written request to the Corporate Secretary at our corporate headquarters if you desire to examine the shareholder list in advance of the Annual Meeting, and we will make arrangements to accommodate your request.

By Order of the Board of Directors,

Beverly J. Dozier
Corporate Secretary

April 13, 2020

The Annual Meeting on April 30, 2020 at 10:00 a.m., Central Time, is available at www.meetingcenter.io/231723047. The Company’s Proxy Statement and 2019 Annual Report are available in the “Investor Relations” section of our website at www.firstusbank.com. Additionally, the Company’s Proxy Statement and 2019 Annual Report are available free of charge to view, print and download at www.edocumentview.com/FUSB.